Mark Griffin, Investors 629.213.5672 mark.griffin@alliancebernstein.com	Carly Symington, Media 629.213.5568 carly.symington@alliancebernstein.com

AB Announces April 30, 2023 Assets Under Management
Nashville, TN, May 9, 2023 - AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) (NYSE: AB) today announced that preliminary assets under management ended April at $676 billion, unchanged versus March month-end. April AUM reflected slight market gains, offset by firm-wide net outflows. By channel, outflows were concentrated within Institutions reflecting previously announced redemptions of certain low-fee Custom Target Date and Fixed Income mandates. Private Wealth posted negative net flows while Retail net flows were flat.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At April 30, 2023				At Mar 31
					2023

			Private
	Institutions	Retail	Wealth	Total	Total

Equity
Actively Managed	$57	$125	$48	$230	$229
Passive	23	31	3	57	57
Total Equity	80	156	51	287	286

Fixed Income
Taxable	124	58	17	199	199
Tax-Exempt	1	29	25	55	56
Passive	—	9	—	9	9
Total Fixed Income	125	96	42	263	264

Alternatives/Multi-Asset Solutions(1)	99	7	20	126	126
Total	$304	$259	$113	$676	676

	At March 31, 2023

Total	$306	$257	$113	$676

(1) Includes certain multi-asset solutions and services not included in equity or fixed income services.

www.alliancebernstein.com    1 of 2

Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, integration of acquired companies, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AB’s Form 10-K for the year ended December 31, 2022 or form 10-Q for the quarter ended March 31, 2023. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AB’s financial condition, results of operations and business prospects.
About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets.
As of March 31, 2023, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 39.3% of AllianceBernstein and Equitable Holdings, Inc. ("EQH"), directly and through various subsidiaries, owned an approximate 61.4% economic interest in AllianceBernstein.
Additional information about AB may be found on our website, www.alliancebernstein.com.

www.alliancebernstein.com    2 of 2